ESCROW AGREEMENT - PROPERTY

         THIS AGREEMENT is made as of the 24th day of December, 1992.

BETWEEN:


                        MONTREAL TRUST COMPANY OF CANADA,
                        --------------------------------
                               510 Burrard Street,
                      Vancouver, British Columbia, V6C 3B9

                     (hereinafter called the "Escrow Agent")

                                OF THE FIRST PART

AND:

                      CONSOLIDATED CAPROCK RESOURCES LTD.,
                       -----------------------------------
                          Suite 900, 777 Hornby Street,
                      Vancouver, British Columbia, V6Z 1S4

                       (hereinafter called the "Company")

                               OF THE SECOND PART

AND:

                         THE UNDERSIGNED SHAREHOLDERS IN
                       CONSOLIDATED CAPROCK RESOURCES LTD.

                 (hereinafter individually called "Shareholder"
                   and collectively called the "Shareholders")

                                OF THE THIRD PART


WHEREAS:

A. The Shareholder has acquired or is about to acquire shares, of the Company and has agreed to enter into this Escrow Agreement on the terms and conditions hereinafter provided;

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B.   The Escrow Agent has agreed to undertake  and perform its duties  according to the terms and conditions hereof.

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the aforesaid agreements and the mutual covenants and conditions herein contained and other good and valuable consideration, the Shareholders jointly and severally covenant and agree with the Company and the Company and the Escrow Agent covenant with the other and with the Shareholders jointly and severally as follows:

1.        In this Agreement:

         (a)      "Exchange" shall mean the Vancouver Stock Exchange;

         (b) "lost or alienated" shall mean that circumstance where the Company has lost, alienated, or has not obtained a good or marketable title to, or that the Company has abandoned or discontinued development of, any or all of the property or asset, or that any or all of the property or asset has become of little or no value;

          (c) "property or asset" shall mean the property or asset transferred to the Company in whole or in part consideration for the issuance of the shares referred to in Schedule A attached hereto;

         (d) "Shares" shall mean the shares of each Shareholder set opposite his name in Schedule A attached hereto, together with any additional shares issued by way of a dividend paid in shares which accrues to the Shares, and shall be deemed to refer to the certificate or certificates representing such shares;

          (e) "Superintendent" shall mean the Superintendent of Brokers of the Province of British Columbia or any Deputy Superintendent of Brokers of the Province of British Columbia, or any duly authorized person performing his duties under the Securities Act of the Province of British Columbia as from time to time amended; and

          (f) "Superintendent or Exchange" means the Superintendent, if the shares of the Company are not listed on the Exchange, or the Exchange if the shares of the Company are listed on the Exchange.

2. Each Shareholder hereby places and deposits in escrow with the Escrow Agent the number of Shares of the Company set forth opposite his name in Schedule A attached hereto.

3. The parties hereby agree that the Shares and the beneficial ownership of or any interest in them shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred with escrow, or otherwise in any manner dealt with except as may be required by reason of the death or bankruptcy of any Shareholder, in which case the Escrow Agent shall hold the Shares


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     subject to this Agreement,  for whatever person,  firm or corporation shall be legally entitled to be or become the registered owner thereof.

4. The Shareholders hereby direct the Escrow Agent to retain their Shares, and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof. The Escrow Agent hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and in accordance with any order or direction of the Superintendent or Exchange, subject only to any right of appeal against any such order or direction as referred to herein.

5. If, during the period in which any of the Shares are retained in escrow pursuant hereto, any dividend, other than a dividend paid in shares of the Company, is received by the Escrow Agent in respect of Shares, such dividend shall be paid or transferred forthwith to the Shareholders entitled thereto. Any shares received by the Escrow Agent by way of dividend in respect of the Shares shall be dealt with as if they were Shares hereunder.

6. All voting rights attached to the Shares may at all times be exercised by the respective registered owners thereof.

7. The Company hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance.

8. The written consent, order or direction of the Superintendent or Exchange to a release from escrow of all or part of the Shares shall terminate this Agreement only in respect to those Shares so released. For greater certainty this clause does not apply to Shares transferred within escrow.

9. It is understood and acknowledged by the Company and the Shareholder that a portion of the consideration for the issuance of the Shares is to encourage the Shareholder to act in the best interests of the Company and, if the Company becomes successful due in part for the efforts of the Shareholders, and in such case, and notwithstanding that the property or asset has been lost or alienated, the Shareholder shall be entitled to maintain their ownership of the Shares and to a release of the Shares from the terms of this Agreement from time to time in accordance with the general policies of the Superintendent or Exchange.

10. In the event that the Company has lost or alienated the property or asset, the Company and each Shareholder have the express obligation and hereby agree to declare any such event or the circumstance and the particulars thereof to the Superintendent or Exchange.

11. Upon the Superintendent or Exchange being advised of the loss or alienation of the property or asset, they may, at their discretion, make such order or direction for the cancellation of all or any portion of the Shares as they deem advisable, provided however, that the fact that the property or asset has been lost or alienated shall not, in itself, be cause for cancellation of all or a part of the shares. It shall advise Escrow Agent of such order or direction and the Escrow Agent, subject to paragraph 15 hereof, shall cancel such Shares as the Superintendent or Exchange has ordered or directed.

12. If the Company ceases to own any substantial property or asset whatsoever, any Shareholder or group of Shareholders of the Company, holding in the aggregate not less than 5% of the issued and outstanding common shares of the Company may, by notice in writing directed to the Superintendent or Exchange, request that the Superintendent or Exchange order or direct that all or a portion of the Shares be cancelled. Any such shareholder or group of shareholders shall have the same right of appeal as is set out in paragraph 15.

13. If the Company ceases to own any substantial property or assets whatsoever and ceases for a period of three (3) months or more to engage in any substantial business Activity relating to its normal business, then and in such case, the Superintendent or the Exchange may make an order or direction to cancel all or any of the shares.

14. Upon receipt of any order or direction of the Superintendent or Exchange and subject as herein provided, the Shareholder here irrevocably appoints the Escrow Agent their attorney for the purpose of cancelling, selling, assigning or transferring any portion of the Shares for the purpose of executing any necessary acts of assignment or transfer, and with authority to substitute one or more persons with like full power.

15. Upon receipt by the Escrow Agent of any order or direction for the cancellation of any of the Shares, the Escrow Agent shall forthwith advise the Shareholders and shall not take any steps to cancel such Shares for 90 days from receipt of the order or direction. The Company or any Shareholder shall have the right to appeal the decision of the Superintendent or Exchange as if it were a decision of the Superintendent in accordance with the provisions of the Securities Act of the Province of British Columbia.

16. Any order or direction of the Superintendent or Exchange for the release of all or any of the Shares from the terms of this Agreement shall be subject to the same right of appeal by the Company or any shareholder as is set out in paragraph 15 above and the Escrow Agent shall not release any Shares from the terms of this Agreement until the expiry of ten (10) days from the receipt of the order or direction of the Superintendent or Exchange.

17. Nothing herein shall prevent the Company and the Shareholder, or any successors or permitted assigns of the Shareholder, from amending any agreement pursuant to which the Shares were originally issued, including any amendment which substitutes one property or asset for the property or asset originally blended to the Company, PROVIDED HOWEVER, that any such amendment or substitution shall be subject to the consent of the Superintendent or Exchange.

18. Nothing herein shall prevent the Superintendent or Exchange from consenting to the release of Shares from the terms of this Agreement from time to time, even though all or a portion of the property or asset for which the Shares were originally issued or any property or asset substituted therefor, has been lost or alienated.

19. Notice of any order or direction of the Superintendent or Exchange shall be given by the Escrow Agent to all persons or parties affected thereby at their last known registered address.

20. This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

21. Wherever the singular or masculine are used through this Agreement, the same shall be construed as being the plural or feminine or neuter when the context so requires.

22. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, successors, administrators, successors and permitted assigns.

23. The parties hereto agree that in consideration of the premises and of the Escrow Agent agreeing to act in such capacity, the Shareholders and the Company do hereby jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns, may from time to time hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting as Escrow Agent or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

24. It is further agreed by and between the parties hereto, and without restricting the foregoing indemnity, that in case proceedings should hereafter be taken in any court respecting the Shares, the Escrow Agent shall not be obliged to defend any such action or submit its rights to the court until it shall have been indemnified by other good and sufficient security in addition to the indemnity hereinbefore given against its costs of such proceedings.

         IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first written above.



THE COMMON SEAL OF                                          )
MONTREAL TRUST COMPANY was hereunto                         )
affixed in the presence of:                                 )            C/S
                                                            )
/s/-------------------------------------                    )
Authorized Signatory                                        )
/s/_____________________________________                    )
Authorized Signatory                                        )
                                                            )
/s/-------------------------------------                    )
Witness                                                     )
                                                              Peter P.  Tsaparas

THE COMMON SEAL OF                                          )
CONSOLIDATED CAPROCK                                        )
RESOURCES LTD was hereunto                                  )
affixed in the presence of:                                 )           C/S
                                                            )
/s/-------------------------------------                    )
Peter P.  Tsaparas                                          )
                                                            )
/s/-------------------------------------                    )
Authorized Signatory                                        )

                                   SCHEDULE A
                       TO THE ESCROW AGREEMENT - PROPERTY
                   DATED AS OF THE 24th DAY OF DECEMBER, 1992
                         AMONG MONTREAL TRUST COMPANY,
                     CONSOLIDATED CAPROCK RESOURCES, LTD.,
                             AND PETER P. TSAPARAS



Shares held in escrow are subkject to rules, regulations and policies of the Superintendent of Brokers and the Vancouver Stock Exchange, as may be in effect during the currency of this Agreement.

Name and Address of Shareholder                          Number of Shares
--------------------------------                         ----------------
Peter P.  Tsaparas                                            194,276
c/o 900 - 5956 Howe Street
Vancouver, B.C.
V6C 2T5